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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
InterMune, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

        We are filing this material solely to revise the form of Proxy Card originally filed with the Securities and Exchange Commission with our Definitive Proxy Statement on April 8, 2003. Accordingly, this filing amends the Definitive Proxy Statement filed on April 8, 2003 to revise the form of Proxy Card so that it reads in its entirety as follows.

PROXY

INTERMUNE, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2003

        The undersigned hereby appoints W. Scott Harkonen M.D. and Stephen N. Rosenfield, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of INTERMUNE, INC. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters at 3280 Bayshore Boulevard, Brisbane, California on Thursday, May 29, 2003 at 9:15 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2, Proposal 3, Proposal 4 and Proposal 5 as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(Continued, and to be marked, dated and signed, on the other side)

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You can now access your InterMune, Inc. account online.

Access your InterMune, Inc. shareholder/stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC agent for InterMune, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN) you are ready to log in and access your account to:

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS — Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint acounts.
• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:

• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Certificate History
• Book-Entry Information
• Issue Certificate
• Payment History
• Address Change
• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Please mark your votes as indicated in this example	☒
The Board of Directors recommends a vote FOR the three nominees for director listed below.	FOR ALL	WITHHELD FOR ALL
	☐	☐
PROPOSAL 1: To elect three directors to hold office until the 2006 Annual Meeting of Stockholders or until their successors are elected.
Nominees: 01 William A. Halter, 02 Thomas R. Hodgson, 03 Jonathan S. Leff
To withhold authority to vote for any nominee(s), write such nominee(s) name(s) below:

If you plan to attend the Annual Meeting, please mark the box to the right		☐

The Board of Directors recommends a vote FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.

		FOR	AGAINST	ABSTAIN
PROPOSAL 2:	Amend the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 45,000,000 shares to 51,000,000 shares.	☐	☐	☐

PROPOSAL 3:	Amend the Company's 2000 Equity Incentive Plan by increasing by 1,300,000 shares the aggregate number of shares of common stock authorized for issuance under the 2000 Equity Incentive Plan.	☐	☐	☐

PROPOSAL 4:	To approve amendments to the Company's 2000 Non-Employee Directors' Stock Option Plan to (i) provide each non-employee director with an automatic 30,000 share option grant after every three years of continuous service, (ii) increase to 25,000 shares the annual option grant for each non-employee director, (iii) provide the Chairman of the Board with a 30,000 share option grant upon election and after every three years of continuous service, (iv) provide the Chairman of the Board with a 25,000 share option grant upon election and after every year of continuous service; and (v) increase the automatic annual increase to the share reserve to 300,000 shares.	☐	☐	☐

PROPOSAL 5:	To ratify the selection by the Audit Committee of the Board of Directors, of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.	☐	☐	☐
Please disregard if you have previously provided your consent decision.		☐

By checking the box to the right, I consent to the future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand I may revoke my consent at anytime by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.
Signature	Signature	Date

NOTE: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer, stating title. If signer is a partnership, please sign in partnership name by an authorized person. Please vote, date and promptly return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet or telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/itmn		Telephone 1-800-435-6710		Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your 14-digit Voter Control Number, located in the box below, to create and submit and electronic ballot.	OR	Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your 14-digit Voter Control Number, located in the box below, and the follow the directions given.	OR	Mark sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

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EXPLANATORY NOTE